Supplement Dated November 23, 2015 to your Prospectus Dated May 1, 2015

On September 3, 2015, The Huntington National Bank, the sole shareholder of Huntington Asset Advisors, Inc. (the “Advisor”), the investment advisor to The Huntington Funds (the “Trust”), entered into an agreement to sell the Advisor to Rational Capital LLC (the “Transaction”). Under the Investment Company Act of 1940 (the “1940 Act”), the closing of the Transaction (the “Closing”) will cause the Trust’s current investment advisory agreement with the Advisor with respect to Huntington VA Dividend Capture Fund and Huntington VA Situs Fund (the ‘Funds”) to terminate. In connection with the Transaction, the Trust’s Board of Trustees has approved the following:

•
a new investment advisory agreement with the Advisor (to be renamed Rational Advisors, Inc.) with respect to the Funds, which agreement would have the effect of increasing the management fee paid to the Advisor by the Funds from 0.60% of each Fund’s average daily net assets to 0.75%;

•	nominees to replace certain of the current Trustees on the Board of Trustees of the Trust;

•	a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act; and

•	a proposal to permit the Advisor, as the investment advisor to the Funds, to hire and replace Sub-Advisors or to modify subadvisory agreements with respect to the Funds without shareholder approval.

Each of these items will be submitted to the shareholders of the Funds for their approval at a joint special meeting of shareholders that has been scheduled for December 18, 2015. The Closing is subject to certain shareholder approvals and other conditions to closing, and is currently expected to occur on December 31, 2015.

Subject to shareholder approval at the meeting scheduled for December 18, 2015, the following change will occur in your prospectus on or about December 31, 2015:

In the Appendix describing your investment options, the Sub-adviser for Huntington VA Dividend Capture Fund and Huntington VA Situs Fund, Huntington Asset Advisors, Inc., is renamed Rational Advisors, Inc.

This Supplement Should Be Retained For Future Reference.

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